           FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY SEPARATE ACCOUNT
                            PERFORMANCE CALCULATION

                            WFVT CORPORATE BOND FUND

         The subaccount's standardized yield for the 30 day period ended December 31, 1999 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                  [          $125,121                6
                  2 * { ---------------------------- + 1] - 1} = 4.89%
                  [  ((2,448,465 * 12.659))

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                             Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                    Total Return
         ------------                  ----------------
         $920.23                       $920.23 - $1,000
                                       ----------------------- = -7.98%
                                             $1,000

Cumulative total return for five years ended December 31, 1999, is as follows:

         $1,106.66 - $1,000
         ------------------ =  10.67%
                $1,000


Cumulative total return since inception through December 31, 1999, is as follows:

         $1,115.90 - $1,000
         ------------------ =  11.59%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T) = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         $920.23/$1,000 - 1 =  -7.98%

         Five years ended December 31, 1999:

                                1/5
         ($1,106.66/$1,000)                - 1 = 2.05%


         Since inception through December 31, 1999:

                               1/5.58
         ($1,115.90/$1,000)                - 1 = 1.98%

         Unit Value Information
         ----------------------

                                       Unit
            Date                       Value
         --------                    --------
         06/01/94                    $  9.988
         12/31/94                       9.877
         12/31/95                      11.404
         12/31/96                      11.509
         12/31/97                      12.379
         12/31/98                      13.322
         12/31/99                      12.659

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           WFVT LARGE CAP GROWTH FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
        Total Return = ---------------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                  Total Return
         ------------                ------------------
         $1,235.74                   $1,235.74 - $1,000
                                     ----------------------- = 23.57%
                                            $1,000

Cumulative total return for five years ended December 31, 1999, is as follows:

         $2,390.59 - $1,000
         ------------------ =  139.06%
                $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $2,343.50 - $1,000
         ------------------ =  134.35%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T) = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:


         One year ended December 31, 1999:

         $1,235.74/$1,000 - 1 = 23.57%


         Five years ended December 31, 1999:

                                1/5
         ($2,390.59/$1,000)                - 1 = 19.04%


         Since inception through December 31, 1999:

                               1/5.58
         ($2,343.57/$1,000)                - 1 = 16.49%

         Unit Value Information
         ----------------------

                                      Unit
           Date                       Value
         --------                    --------
         06/01/94                    $  9.988
         12/31/94                       9.719
         12/31/95                      11.900
         12/31/96                      14.105
         12/31/97                      17.194
         12/31/98                      19.700
         12/31/99                      24.935

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                               WFVT SMALL CAP FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
        Total Return = ---------------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                 Total Return
         ------------               -----------------
         $1,609.61                  $1,609.61- $1,000
                                    ----------------------- = 60.96%
                                          $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $2,113.80 - $1,000
         ------------------ =  111.38%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T) = ERV

         One year ended December 31, 1999:

         $1,609.61 / 1000 - 1 = 60.96%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                               1/4.67
         ($2,113.80/$1,000)               - 1 = 17.38%



         Unit Value Information
         ----------------------

                                       Unit
           Date                        Value
         --------                    ---------
         05/01/95                    $  10.000
         12/31/95                       11.478
         12/31/96                       14.893
         12/31/97                       16.154
         12/31/98                       13.624
         12/31/99                       22.338

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             WFVT EQUITY INCOME FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
        Total Return = ---------------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value               Total Return
         ------------             ------------------
         $1,034.20                $1,034.20 - $1,000
                                  ----------------------- = 3.42%
                                         $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,604.10 - $1,000
         ------------------ =  60.41%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T) = ERV

         One year ended December 31, 1999:

         $1,034.20/$1,000 - 1 = 3.42%

         Average annual total return since inception of the subaccount through December 31, 1999 is as follows:

                                1/3.67
         ($1,604.10/$1,000)                - 1 = 13.74%


         Unit Value Information
         ----------------------

                                      Unit
           Date                       Value
         --------                   ---------
         05/01/96                   $  10.000
         12/31/96                      10.892
         12/31/97                      13.632
         12/31/98                      15.919
         12/31/99                      16.941

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                WFVT GROWTH FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                             Cash Surrender Value - Initial Amount Invested Total Return = ---------------------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made September 20, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                  Total Return
         ------------               ------------------
         $1,097.80                  $1,097.80 - $1,000
                                    ----------------------- = 9.78%
                                           $1,000

         Unit Value Information
         ----------------------

                                       Unit
            Date                       Value
            ----                     ---------
         09/20/99                    $  10.000
         12/31/99                       10.978

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             WFVT EQUITY VALUE FUND

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
        Total Return = ---------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made September 20, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                 Total Return
         ------------               ----------------
         $990.80                    $990.80 - $1,000
                                    ----------------------- = -092%
                                          $1,000

         Unit Value Information

                                       Unit
           Date                        Value
         --------                    ---------
         10/01/99                    $  10.000
         12/31/99                        9.908

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              WFVT ASSET ALLOCATION

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
        Total Return = ---------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made September 20, 1999 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the total return for the one year period are as follows:

         Ending Value                     Total Return
         ------------                   ------------------
         $1,047.30                      $1,047.30 - $1,000
                                        ----------------------- = 4.73%
                                              $1,000

         Unit Value Information

                                     Unit
           Date                      Value
         --------                  ---------
         10/01/99                  $  10.000
         12/31/99                     10.473

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                   SCUDDER INTERNATIONAL PORTFOLIO SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
        Total Return = ---------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                    Total Return
         ------------                 ------------------
         $1,439.71                    $1,439.71 - $1,000
                                      ----------------------- = 49.37%
                                             $1,000

Cumulative total return for five years ended December 31, 1999, is as follows:

         $2,203.15 - $1,000
         ------------------ =  120.32%
               $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $2,368.70 - $1,000
         ------------------ =  136.87%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T) = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:


         One year ended December 31, 1999:

         $1,493.71/$1,000 - 1 = 49.37%


         Five years ended December 31, 1999:

                                 1/5
         ($2,203.15/$1,000)                - 1 = 17.11%


         Since inception through December 31, 1999:

                                1/5.58
         ($2,368.70/$1,000)                - 1 = 16.71%

         Unit Value Information
         ----------------------

                                     Unit
           Date                      Value
         --------                  ---------
         06/01/94                  $  10.858
         12/31/94                     10.591
         12/31/95                     11.605
         13/31/96                     13.134
         12/31/97                     14.124
         12/31/98                     16.530
         12/31/99                     25.187

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      FORTIS GROWTH STOCK SERIES SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
        Total Return = ---------------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                   Total Return
         ------------                ------------------
         $1,500.07                   $1,500.07 - $1,000
                                     ----------------------- = 50.01%
                                            $1,000

Cumulative total return for five years ended December 31, 1999, is as follows:

         $2,701.95 - $1,000
         ------------------ =  170.19%
                $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $2,711.70 - $1,000
         ------------------ =  171.17%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T) = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:


         One year ended December 31, 1999:

         $1,500.07/$1,000 - 1 = 50.01%


         Five years ended December 31, 1999:

                               1/5
         ($2,701.95/$1,000)                - 1 = 21.99%


         Since inception through December 31, 1999:

                              1/5.58
         ($2,711.70/$1,000)                - 1 = 17.17%

         Unit Value Information
         ----------------------

                                     Unit
           Date                      Value
         --------                   --------
         06/01/94                   $  9.735
         12/31/94                      9.947
         12/31/95                     12.523
         12/31/96                     14.375
         12/31/97                     15.936
         12/31/98                     18.703
         12/31/99                     28.617

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                     FORTIS GLOBAL GROWTH SERIES SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                           Cash Surrender Value - Initial Amount Invested
        Total Return = ---------------------------------------------------------
                                     Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 and the cumulative total return since inception is as follows:

         Ending Value                     Total Return
         ------------                  ------------------
         $1,524.92                     $1,524.92 - $1,000
                                       ----------------------- = 52.49%
                                             $1,000

Cumulative total return for five years ended December 31, 1999, is as follows:

         $2,524.99 - $1,000
         ------------------ =  154.30%
                $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $2,531.30 - $1,000
         ------------------ =  153.13%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T) = ERV

         Average annual total return for the current one year period, five year period and since commencement of the subaccount are as follows:


         One year ended December 31, 1999:

         $1,524.92/$1,000 - 1 = 52.49%


         Five years ended December 31, 1999:

                                 1/5
         ($2,542.99/$1,000)                - 1 = 20.52%


         Since inception through December 31, 1999:

                                1/5.58
         ($2,531.30/$1,000)                - 1 = 18.11%

         Unit Value Information
         ----------------------

                                       Unit
           Date                        Value
         --------                    --------
         06/01/94                    $  9.722
         12/31/94                       9.865
         12/31/95                      12.694
         12/31/96                      14.908
         12/31/97                      15.703
         12/31/98                      17.244
         12/31/99                      26.813

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         FORTIS MONEY MARKET SUBACCOUNT

         The subaccount's standardized yield for the seven day period ended December 31, 1999 was computed by dividing 1 by the unit price for December 24, 1999, then multiplying this by the unit price on December 31, 1999 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 1999 was as follows:

         ((1 / 12.297595) x 12.308324) -1 = .000872 - Base Period Return

         .000872 x (365 / 7) = .0455 or 4.55%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 1999 was as follows:

                         365/7
         (.000872 + 1)           -1 = .0465 or 4.65%

           Date                 Unit Price
         --------               ----------
         12/24/99               12.297595
         12/31/99               12.308324

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              AIM VALUE SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
        Total Return = ---------------------------------------------------------
                                       Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 is as follows:

         Ending Value                    Total Return
         ------------                  ------------------
         $1,250.56                     $1,250.56 - $1,000
                                       ----------------------- = 25.06%
                                              $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,445.20 - $1,000
         ------------------ =  44.52%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T) = ERV

         Average annual total return for the current one year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         $1,250.56/$1,000 - 1 = 25.06%

         Since inception through December 31, 1999:


                               1/1.67
         ($1,445.20/$1,000)                - 1 = 24.67%

         Unit Value Information
         ----------------------

                                  Unit
           Date                   Value
         --------               ---------
         05/01/98               $  10.000
         12/31/98                  11.520
         12/31/99                  14.752

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       AIM INTERNATIONAL EQUITY SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
        Total Return = ---------------------------------------------------------
                                        Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 is as follows:

        Ending Value                       Total Return
        -------------                   ------------------
         $1,498.34                      $1,498.34 - $1,000
                                        ----------------------- = 49.83%
                                              $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,464.10 - $1,000
         ------------------ =  46.41%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T) = ERV

         Average annual total return for the current one year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         $1,498.34/$1,000 - 1 = 49.83%

         Since inception through December 31, 1999:

                                1/1.67
         ($1,464.10/$1,000)                - 1 = 25.64%

         Unit Value Information
         ----------------------

                                     Unit
            Date                     Value
         ----------                ---------
         05/01/98                  $  10.000
         12/31/98                      9.776
         12/31/99                     14.941

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         MFS EMERGING GROWTH SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
        Total Return = ---------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 is as follows:

         Ending Value                     Total Return
         ------------                   ------------------
         $1,716.15                      $1,716.15 - $1,000
                                        ----------------------- = 71.61%
                                              $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $1,910.60 - $1,000
         ------------------ =  91.06%
                $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T) = ERV

         Average annual total return for the current one year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         $1,716.15/$1,000 - 1 = 71.61%

         Since inception through December 31, 1999:

                               1/1.67
         ($1,910.60/$1,000)                - 1 = 47.36%

         Unit Value Information
         ----------------------

                                      Unit
           Date                       Value
         --------                   ---------
         05/01/98                   $  10.000
         12/31/98                      11.136
         12/31/99                      19.406

                   FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                    SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           MFS HIGH INCOME SUBACCOUNT

         Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                            Cash Surrender Value - Initial Amount Invested
        Total Return = ---------------------------------------------------------
                                      Initial Amount Invested

         Based on an initial investment made January 1, 1999 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1999 is as follows:

         Ending Value                       Total Return
         ------------                    ------------------
         $1,019.69                       $1,019.69 - $1,000
                                         ----------------------- = 1.97%
                                                $1,000

Cumulative total return since inception through December 31, 1999, is as follows:

         $965.00 - $1,000
         ---------------- =  -3.50%
               $1,000

         Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

               n
         P(1 + T) = ERV

         Average annual total return for the current one year period and since commencement of the subaccount are as follows:

         One year ended December 31, 1999:

         $1,019.69/$1,000 - 1 = 1.97%

         Since inception through December 31, 1999:

                              1/167
         ($965.00/$1,000)                - 1 = -2.11%


         Unit Value Information
         ----------------------

                                Unit
           Date                 Value
         --------             ---------
         05/01/98             $  10.000
         12/31/98                 9.479
         12/31/99                 9.950